UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

D.C. 20549

FORM
8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 17, 2021

Henry Schein, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

0-27078
(Commission
File Number)

11-3136595
(IRS Employer
Identification No.)

135 Duryea Road
,
Melville
,
New York
(Address of principal executive offices)
11747
(Zip Code)
Registrant’s telephone number, including area code: (
631
)
843-5500

(Former name or former address, if changed since last

report.)

Check the appropriate box

below if the

Form 8-K

filing is intended to

simultaneously satisfy the filing

obligation of the registrant

under any of the

following provisions:
☐

Written communications pursuant

to Rule 425

under the Securities

Act (17 CFR 230.425)
☐

Soliciting material pursuant to

Rule 14a-12 under

the Exchange Act (17

CFR 240.14a-12)
☐

Pre-commencement communications pursuant to

Rule 14d-2(b) under

the Exchange Act

(17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to

Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to

Section 12(b) of the

Act:
Title of each class

Trading
Symbol(s)

Name of each exchange
on which registered
Common Stock, par value $.01 per share

HSIC

The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act

of 1933 (17 CFR §230.405 of this chapter) or
Rule 12b-2

of the Securities Exchange Act of 1934 (17 CFR §240.12b-2

of this chapter).

Emerging growth company

☐
If an

emerging

growth

company,

indicate by

check mark

if the

registrant has

elected not

to use

the

extended transition

period

for complying

with any

new

or

revised
financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.

Results of Operations and Financial Condition.

On February 17, 2021, Henry Schein, Inc. issued a press release reporting the financial results for the three months and full year ended December 26, 2020.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and the press release attached as Exhibit 99.1 are considered furnished to the Securities and Exchange Commission and are not deemed filed for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended.

Item 9.01.

Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibit 99.1 – Press Release dated February 17, 2021.

Exhibit 104

- Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.
By: /s/ Steven Paladino
Steven Paladino
Executive Vice President and
Chief Financial Officer
(principal financial and accounting

officer)

February 17, 2021
EXHIBIT INDEX

Exhibit No. Description
99.1
Press Release dated February 17, 2021.